UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2005


                             ONE LINK 4 TRAVEL, INC
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-81922               43-1941213
 ---------------------------       ----------------------    ----------------
(State or other jurisdiction      (Commission File Number)    (IRS Employer
      of incorporation)                                      Identification No.)



One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
-------------------------------------------------------------          -----
        (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (415) 293-8277
                                                           --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01         Regulation FD Disclosure.

On January 11, 2005, One Link 4 Travel, Inc (the "Company") issued a press release entitled "One Link 4 Travel Retains Peter Crouch to Oversee Rental Car Program Development." A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.        Description
-----------        -----------
99.1               Press Release issued January 11, 2005.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 11, 2005                       ONE LINK 4 TRAVEL, INC



                                         By:  /s/ F. W. Guerin
                                              -----------------------
                                              F. W. Guerin
                                              Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
99.1                       Press Release issued January 11, 2005.











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